SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 21, 2001
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                                 IEH CORPORATION
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               (Exact name of Registrant as specified in charter)


       New York                        0-5278                  13-5549348
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(State or other jurisdic-           (Commission           (IRS Employer
 tion of incorporation)             File Number)           Identification No.)


   140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York            11220
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       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (718) 492-4440
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         (Former name or former address, if changed since last report.)




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Item 5. Other Events.

         IEH Corporation ("IEH") held its Annual Meeting of shareholders on September 21, 2001. As of the record date of August 6, 2001, there were 2,303,468 shares outstanding and eligible to vote at the Annual Meeting. At the Annual Meeting shareholders approved the following actions:

         1.       Election Of Directors.

         Shareholders were requested to vote on the election of the following two directors, each of whom were elected by the shareholders:

Nominee Name            Votes Cast in Favor       Votes Against      % in Favor
------------            -------------------       --------------     ----------
Allen Gottlieb          1,694,929                 289,184            73.58%
Robert Pittman          1,694,929                 289,184            73.58%


         2.       Adoption of 2001 Employee Stock Option Plan

         Shareholders were requested to approve adoption of the 2001 Employee Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Corporation's common stock.

Votes Cast in Favor            Votes Against             Votes Abstaining

1,170,868                      304,942                   4,842


         3. Amendment of Certificate of Incorporation to Reduce the Common Stock Par Value

         Shareholders were requested to approve an amendment to the Company's Certificate of Incorporation to reduce the par value of the Company's Common Stock from $.50 par value per share to $.01 par value per share.

Votes Cast in Favor              Votes Against          Votes Abstaining

1,679,857                           299,858                   4,398

         The Certificate of Amendment to the Certificate of Incorporation of the Company was filed with the New York Secretary of State on September 27, 2001, thereby effecting the reduction of the par value of its Common Stock. Shareholders are not required to return their certificates to the Company's transfer agent, Registrar and Transfer Company.


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Exhibit No.      Description

3 (i)(1) Form of Amendment to the Certificate of Incorporation of IEH Corporation filed with the New York Secretary of State on September 27, 2001.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: October 2, 2001                           IEH CORPORATION
                                                 (Registrant)

                                                  By  /s/ Michael Offerman
                                                      ---------------------
                                                      Michael Offerman
                                                      President




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